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                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of INTERCONEXUS.COM, INC., a Delaware corporation (the "Company"), does hereby constitute and appoint MEHUL J. DAVE and P. BALASUBRAMANIAN, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys to execute, file or deliver any and all instruments and to do all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to annual reports on Form 10-KSB or Form 10-K, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as a director or officer, or both, of the Company, as indicated below opposite his signature, to annual reports on Form 10-KSB or Form 10-K or any amendments or papers supplemental thereto; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of the, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of this 22nd day of September, 2000.

                SIGNATURE                            TITLE
                ---------                            -----

     /s/ Mehul J. Dave              Director, Chairman of the Board, President
     ----------------------------   and Chief Executive Officer (Principal
     Mehul J. Dave                  Executive, Financial and Accounting Officer)


     /s/ P. Balasubramanian         Director, Vice President, Secretary and
     ----------------------------   Treasurer
     P. Balasubramanian


     /s/ Robert W. Heller           Director
     ----------------------------
     Robert W. Heller


     /s/ Thomas Mueller             Director
     ----------------------------
     Thomas Mueller


     /s/ Jason W. Levin             Director
     ----------------------------
     Jason W. Levin


     /s/ Utpal J. Dave              Director and Chief Operating Officer
     ----------------------------
     Utpal J. Dave


     /s/ David L. Harris            Director
     ----------------------------
     David L. Harris